Press release

PHILADELPHIA, June 24, 2022

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DDF

CUSIP #: 245915103

On June 24, 2022, Delaware Investments Dividend and Income Fund, Inc. (NYSE: DDF) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0635 per share to shareholders of record at the close of business on June 17, 2022.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0195	30.7%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.0440	69.3%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.0635	100.0%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.1399	18.3%
Net Realized Short-Term Capital Gain	0.0129	1.7%
Net Realized Long-Term Capital Gain	0.6129	80.0%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.7657	100.0%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (12/01/2021 through 5/31/2022)
Annualized Distribution Rate as a Percentage of NAV^	7.71%
Cumulative Distribution Rate on NAV^^	7.75%
Cumulative Total Return on NAV*	-0.18%

Average Annual Total Return on NAV for the 5 Year Period Ending 5/31/2022**	6.10%

^ Based on the Fund’s NAV as of May 31, 2022.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2022 based on the Fund’s NAV as of May 31, 2022.

* Cumulative total return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2021 through May 31, 2022.

** The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DDF

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in real estate investment trusts (REITs) and real estate industry operating companies. Up to 35% of the Fund’s total assets may be invested in nonconvertible debt securities consisting primarily of high-yield, high-risk corporate bonds. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

PAGE 2 | delawarefunds.com	© 2022 Macquarie Management Holdings, Inc.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 7.5% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 7.5% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Directors, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Asset Management

Macquarie Asset Management is a global asset manager that aims to deliver positive impact for everyone. Trusted by institutions, pension funds, governments, and individuals to manage more than $US545 billion in assets globally,1 we provide access to specialist investment expertise across a range of capabilities including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and transportation finance.

Advisory services are provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Asset Management is part of Macquarie Group, a diversified financial group providing clients with asset management, finance, banking, advisory and risk and capital solutions across debt, equity, and commodities. Founded in 1969, Macquarie Group employs approximately 16,400 people in 31 markets and is listed on the Australian Securities Exchange.  For more information about Delaware Funds by Macquarie®, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this material is not an authorised deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

1 As of December 31, 2021

Contacts

Investors	Media contact
Computershare	Lee Lubarsky
866 437-0252	347 302-3000
delawarefunds.com/closed-end	Lee.Lubarsky@macquarie.com
Sarah Stein 212 231-0323 Sarah.Stein@macquarie.com

PAGE 3 | delawarefunds.com	© 2022 Macquarie Management Holdings, Inc.

Press release

PHILADELPHIA, July 29, 2022

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DDF

CUSIP #: 245915103

On July 29, 2022, Delaware Investments Dividend and Income Fund, Inc. (NYSE: DDF) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0610 per share to shareholders of record at the close of business on July 22, 2022.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0191	31.3%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.0419	68.7%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.0610	100.0%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.1590	19.2%
Net Realized Short-Term Capital Gain	0.0129	1.6%
Net Realized Long-Term Capital Gain	0.6548	79.2%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.8267	100.0%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (12/01/2021 through 6/30/2022)
Annualized Distribution Rate as a Percentage of NAV^	8.23%
Cumulative Distribution Rate on NAV^^	9.30%
Cumulative Total Return on NAV*	-9.54%

Average Annual Total Return on NAV for the 5 Year Period Ending 6/30/2022**	3.81%

^ Based on the Fund’s NAV as of June 30, 2022.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2022 based on the Fund’s NAV as of June 30, 2022.

* Cumulative total return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2021 through June 30, 2022.

** The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DDF

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in real estate investment trusts (REITs) and real estate industry operating companies. Up to 35% of the Fund’s total assets may be invested in nonconvertible debt securities consisting primarily of high-yield, high-risk corporate bonds. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

PAGE 2 | delawarefunds.com	© 2022 Macquarie Management Holdings, Inc.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 7.5% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 7.5% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Directors, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Asset Management

Macquarie Asset Management is a global asset manager that aims to deliver positive impact for everyone. Trusted by institutions, pension funds, governments, and individuals to manage more than $US545 billion in assets globally,1 we provide access to specialist investment expertise across a range of capabilities including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and transportation finance.

Advisory services are provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Asset Management is part of Macquarie Group, a diversified financial group providing clients with asset management, finance, banking, advisory and risk and capital solutions across debt, equity, and commodities. Founded in 1969, Macquarie Group employs approximately 16,400 people in 31 markets and is listed on the Australian Securities Exchange.  For more information about Delaware Funds by Macquarie®, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this material is not an authorised deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

1 As of December 31, 2021

Contacts

Investors	Media contacts
Computershare	Lee Lubarsky
866 437-0252	347 302-3000
delawarefunds.com/closed-end	Lee.Lubarsky@macquarie.com

PAGE 3 | delawarefunds.com	© 2022 Macquarie Management Holdings, Inc.

Press release

PHILADELPHIA, August 26, 2022

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DDF

CUSIP #: 245915103

On August 26, 2022, Delaware Investments Dividend and Income Fund, Inc. (NYSE: DDF) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0582 per share to shareholders of record at the close of business on August 19, 2022.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0165	28.4%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.0417	71.6%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.0582	100.0%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.1755	19.8%
Net Realized Short-Term Capital Gain	0.0129	1.5%
Net Realized Long-Term Capital Gain	0.6965	78.7%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.8849	100.0%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (12/01/2021 through 7/31/2022)
Annualized Distribution Rate as a Percentage of NAV^	7.41%
Cumulative Distribution Rate on NAV^^	9.38%
Cumulative Total Return on NAV*	-3.42%

Average Annual Total Return on NAV for the 5 Year Period Ending 7/31/2022**	4.75%

^ Based on the Fund’s NAV as of July 31, 2022.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2022 based on the Fund’s NAV as of July 31, 2022.

* Cumulative total return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2021 through July 31, 2022.

** The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DDF

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in real estate investment trusts (REITs) and real estate industry operating companies. Up to 35% of the Fund’s total assets may be invested in nonconvertible debt securities consisting primarily of high-yield, high-risk corporate bonds. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

PAGE 2 | delawarefunds.com	© 2022 Macquarie Management Holdings, Inc.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 7.5% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 7.5% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Directors, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Asset Management

Macquarie Asset Management is a global asset manager that aims to deliver positive impact for everyone. Trusted by institutions, pension funds, governments, and individuals to manage more than $US545 billion in assets globally,1 we provide access to specialist investment expertise across a range of capabilities including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and transportation finance.

Advisory services are provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Asset Management is part of Macquarie Group, a diversified financial group providing clients with asset management, finance, banking, advisory and risk and capital solutions across debt, equity, and commodities. Founded in 1969, Macquarie Group employs approximately 16,400 people in 31 markets and is listed on the Australian Securities Exchange.  For more information about Delaware Funds by Macquarie®, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this material is not an authorised deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

1 As of December 31, 2021

Contacts

Investors	Media contacts
Computershare	Lee Lubarsky
866 437-0252	347 302-3000
delawarefunds.com/closed-end	Lee.Lubarsky@macquarie.com

PAGE 3 | delawarefunds.com	© 2022 Macquarie Management Holdings, Inc.

Press release

PHILADELPHIA, September 30, 2022

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DDF

CUSIP #: 245915103

On September 30, 2022, Delaware Investments Dividend and Income Fund, Inc. (NYSE: DDF) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0580 per share to shareholders of record at the close of business on September 23, 2022.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0186	32.1%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.0394	67.9%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.0580	100.0%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.1941	20.6%
Net Realized Short-Term Capital Gain	0.0129	1.4%
Net Realized Long-Term Capital Gain	0.7359	78.0%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.9429	100.0%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (12/01/2021 through 8/31/2022)
Annualized Distribution Rate as a Percentage of NAV^	7.70%
Cumulative Distribution Rate on NAV^^	10.43%
Cumulative Total Return on NAV*	-6.81%

Average Annual Total Return on NAV for the 5 Year Period Ending 8/31/2022**	4.20%

^ Based on the Fund’s NAV as of August 31, 2022.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2022 based on the Fund’s NAV as of August 31, 2022.

* Cumulative total return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2021 through August 31, 2022.

** The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DDF

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in real estate investment trusts (REITs) and real estate industry operating companies. Up to 35% of the Fund's total assets may be invested in nonconvertible debt securities consisting primarily of high-yield, high-risk corporate bonds. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

PAGE 2 | delawarefunds.com	© 2022 Macquarie Management Holdings, Inc.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 7.5% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 7.5% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Directors, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Asset Management

Macquarie Asset Management is a global asset manager that aims to deliver positive impact for everyone. Trusted by institutions, pension funds, governments, and individuals to manage more than $US545 billion in assets globally,1 we provide access to specialist investment expertise across a range of capabilities including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and transportation finance.

Advisory services are provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Asset Management is part of Macquarie Group, a diversified financial group providing clients with asset management, finance, banking, advisory and risk and capital solutions across debt, equity, and commodities. Founded in 1969, Macquarie Group employs approximately 16,400 people in 31 markets and is listed on the Australian Securities Exchange.  For more information about Delaware Funds by Macquarie®, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this material is not an authorised deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

1 As of December 31, 2021

Contacts

Investors	Media contacts
Computershare	Lee Lubarsky
866 437-0252	347 302-3000
delawarefunds.com/closed-end	Lee.Lubarsky@macquarie.com

PAGE 3 | delawarefunds.com	© 2022 Macquarie Management Holdings, Inc.

Press release

PHILADELPHIA, October 28, 2022

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DDF

CUSIP #: 245915103

On October 28, 2022, Delaware Investments Dividend and Income Fund, Inc. (NYSE: DDF) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0572 per share to shareholders of record at the close of business on October 21, 2022.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0058	10.1%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.0514	89.9%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.0572	100.0%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.1999	20.0%
Net Realized Short-Term Capital Gain	0.0129	1.3%
Net Realized Long-Term Capital Gain	0.7873	78.7%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	1.0001	100.0%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (12/01/2021 through 9/30/2022)
Annualized Distribution Rate as a Percentage of NAV^	8.41%
Cumulative Distribution Rate on NAV^^	12.26%
Cumulative Total Return on NAV*	-15.22%

Average Annual Total Return on NAV for the 5 Year Period Ending 9/30/2022**	1.59%

^ Based on the Fund’s NAV as of September 30, 2022.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2022 based on the Fund’s NAV as of September 30, 2022.

* Cumulative total return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2021 through September 30, 2022.

** The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DDF

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in real estate investment trusts (REITs) and real estate industry operating companies. Up to 35% of the Fund’s total assets may be invested in nonconvertible debt securities consisting primarily of high-yield, high-risk corporate bonds. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

PAGE 2 | delawarefunds.com	© 2022 Macquarie Management Holdings, Inc.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 7.5% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 7.5% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Directors, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Asset Management

Macquarie Asset Management is a global asset manager that aims to deliver positive impact for everyone. Trusted by institutions, pension funds, governments, and individuals to manage more than $US534 billion in assets globally,1 we provide access to specialist investment expertise across a range of capabilities including infrastructure, green investments & renewables, real estate, agriculture & natural assets, asset finance, private credit, equities, fixed income and multi asset solutions.

Advisory services are provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Asset Management is part of Macquarie Group, a diversified financial group providing clients with asset management, finance, banking, advisory and risk and capital solutions across debt, equity, and commodities. Founded in 1969, Macquarie Group employs approximately 18,000 people in 33 markets and is listed on the Australian Securities Exchange. For more information about Delaware Funds by Macquarie®, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this material is not an authorised deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

1 As of June 30, 2022

Contacts

Investors	Media contacts
Computershare	Lee Lubarsky
866 437-0252	347 302-3000
delawarefunds.com/closed-end	Lee.Lubarsky@macquarie.com

PAGE 3 | delawarefunds.com	© 2022 Macquarie Management Holdings, Inc.

Press release

PHILADELPHIA, November 25, 2022

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DDF

CUSIP #: 245915103

On November 25, 2022, Delaware Investments Dividend and Income Fund, Inc. (NYSE: DDF) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0561 per share to shareholders of record at the close of business on November 18, 2022.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0147	26.2%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.0414	73.8%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.0561	100.0%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.2146	20.3%
Net Realized Short-Term Capital Gain	0.0129	1.2%
Net Realized Long-Term Capital Gain	0.8287	78.5%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	1.0562	100.0%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (12/01/2021 through 10/31/2022)
Annualized Distribution Rate as a Percentage of NAV^	7.46%
Cumulative Distribution Rate on NAV^^	11.70%
Cumulative Total Return on NAV*	-5.51%

Average Annual Total Return on NAV for the 5 Year Period Ending 10/31/2022**	3.86%

^ Based on the Fund’s NAV as of October 31, 2022.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2022 based on the Fund’s NAV as of October 31, 2022.

*Cumulative total return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2021 through October 31, 2022.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DDF

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in real estate investment trusts (REITs) and real estate industry operating companies. Up to 35% of the Fund's total assets may be invested in nonconvertible debt securities consisting primarily of high-yield, high-risk corporate bonds. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

PAGE 2 | delawarefunds.com	© 2022 Macquarie Management Holdings, Inc.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 7.5% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 7.5% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Directors, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Asset Management

Macquarie Asset Management is a global asset manager that aims to deliver positive impact for everyone. Trusted by institutions, pension funds, governments, and individuals to manage more than $US534 billion in assets globally,1 we provide access to specialist investment expertise across a range of capabilities including infrastructure, green investments & renewables, real estate, agriculture & natural assets, asset finance, private credit, equities, fixed income and multi asset solutions.

Advisory services are provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Asset Management is part of Macquarie Group, a diversified financial group providing clients with asset management, finance, banking, advisory and risk and capital solutions across debt, equity, and commodities. Founded in 1969, Macquarie Group employs approximately 18,000 people in 33 markets and is listed on the Australian Securities Exchange. For more information about Delaware Funds by Macquarie®, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this material is not an authorised deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

1 As of June 30, 2022

Contacts

Investors	Media contacts
Computershare	Lee Lubarsky
866 437-0252	347 302-3000
delawarefunds.com/closed-end	Lee.Lubarsky@macquarie.com

PAGE 3 | delawarefunds.com	© 2022 Macquarie Management Holdings, Inc.

Press release

PHILADELPHIA, December 30, 2022

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DDF

CUSIP #: 245915103

On December 30, 2022, Delaware Investments Dividend and Income Fund, Inc. (NYSE: DDF) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0551 per share to shareholders of record at the close of business on December 22, 2022.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0143	26.0%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.0000	0.0%
Return of Capital or other Capital Source	0.0408	74.0%
Total (per common share)	0.0551	100.0%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.0143	26.0%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.0000	0.0%
Return of Capital or other Capital Source	0.0408	74.0%
Total (per common share)	0.0551	100.0%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Subject to the foregoing, the Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the fiscal year ending November 30, 2023; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance and Distribution Information

Fiscal Year to Date (12/01/2022 through 12/31/2022)
Annualized Distribution Rate as a Percentage of NAV^	7.00%
Cumulative Distribution Rate on NAV^^	0.58%
Cumulative Total Return on NAV* for the fiscal year ended 11/30/2022	-0.47%

Average Annual Total Return on NAV for the 5 Year Period Ending 11/30/2022**	4.31%

^ Based on the Fund’s NAV as of November 30, 2022.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2023 based on the Fund’s NAV as of November 30, 2022.

* Cumulative total return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2021 through November 30, 2022.

** The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DDF

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in real estate investment trusts (REITs) and real estate industry operating companies. Up to 35% of the Fund’s total assets may be invested in nonconvertible debt securities consisting primarily of high-yield, high-risk corporate bonds. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

PAGE 2 | delawarefunds.com	© 2022 Macquarie Management Holdings, Inc.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 7.5% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 7.5% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Directors, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Asset Management

Macquarie Asset Management is a global asset manager that aims to deliver positive impact for everyone. Trusted by institutions, pension funds, governments, and individuals to manage more than $US508 billion in assets globally,1 we provide access to specialist investment expertise across a range of capabilities including infrastructure, green investments & renewables, real estate, agriculture & natural assets, asset finance, private credit, equities, fixed income and multi asset solutions.

Advisory services are provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Asset Management is part of Macquarie Group, a diversified financial group providing clients with asset management, finance, banking, advisory and risk and capital solutions across debt, equity, and commodities. Founded in 1969, Macquarie Group employs approximately 19,000 people in 33 markets and is listed on the Australian Securities Exchange. For more information about Delaware Funds by Macquarie®, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this material is not an authorised deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

1 As of September 30, 2022

Contacts

Investors	Media contacts
Computershare	Lee Lubarsky
866 437-0252	347 302-3000
delawarefunds.com/closed-end	Lee.Lubarsky@macquarie.com

PAGE 3 | delawarefunds.com	© 2022 Macquarie Management Holdings, Inc.

Press release

PHILADELPHIA, January 27, 2023

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DDF

CUSIP #: 245915103

On January 27, 2023, Delaware Investments Dividend and Income Fund, Inc. (NYSE: DDF) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0557 per share to shareholders of record at the close of business on January 20, 2023.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0040	7.2%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.0517	92.8%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.0557	100.0%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.0183	16.5%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.0517	46.7%
Return of Capital or other Capital Source	0.0408	36.8%
Total (per common share)	0.1108	100.0%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Subject to the foregoing, the Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the fiscal year ending November 30, 2023; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance and Distribution Information

Fiscal Year to Date (12/01/2022 through 12/31/2022)
Annualized Distribution Rate as a Percentage of NAV^	7.58%
Cumulative Distribution Rate on NAV^^	1.26%
Cumulative Total Return on NAV*	-3.74%

Average Annual Total Return on NAV for the 5 Year Period Ending 12/31/2022**	3.18%

^ Based on the Fund’s NAV as of December 31, 2022.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2023 based on the Fund’s NAV as of December 31, 2022.

* Cumulative total return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2022 through December 31, 2022.

** The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DDF

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in real estate investment trusts (REITs) and real estate industry operating companies. Up to 35% of the Fund’s total assets may be invested in nonconvertible debt securities consisting primarily of high-yield, high-risk corporate bonds. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

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Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 7.5% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 7.5% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Directors, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Asset Management

Macquarie Asset Management is a global asset manager that aims to deliver positive impact for everyone. Trusted by institutions, pension funds, governments, and individuals to manage more than $US508 billion in assets globally,1 we provide access to specialist investment expertise across a range of capabilities including infrastructure, green investments & renewables, real estate, agriculture & natural assets, asset finance, private credit, equities, fixed income and multi asset solutions.

Advisory services are provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Asset Management is part of Macquarie Group, a diversified financial group providing clients with asset management, finance, banking, advisory and risk and capital solutions across debt, equity, and commodities. Founded in 1969, Macquarie Group employs approximately 19,000 people in 33 markets and is listed on the Australian Securities Exchange. For more information about Delaware Funds by Macquarie®, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this material is not an authorised deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

1 As of September 30, 2022

Contacts

Investors	Media contacts
Computershare	Lee Lubarsky
866 437-0252	347 302-3000
delawarefunds.com/closed-end	Lee.Lubarsky@macquarie.com

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